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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of I-Many, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of February 14, 2001.


                                  MSD PORTFOLIO, L.P. - INVESTMENTS

                                  By:    MSD Capital, L.P., its general partner


                                         By: /s/ MARC LISKER
                                             -----------------------------------
                                                    Marc Lisker, General Counsel

                                  DBV INVESTMENTS, L.P.

                                  By:    DRT Capital, LLC, its general partner


                                         By: /s/ MARC LISKER
                                             -----------------------------------
                                                    Marc Lisker, General Counsel

                                  MSD EC I, LLC


                                         By: /s/ MARC LISKER
                                             -----------------------------------
                                                    Marc Lisker, General Counsel

                                  VERMEER INVESTMENTS, LLC


                                         By: /s/ MARC LISKER
                                             -----------------------------------
                                                    Marc Lisker, General Counsel

                                  BLACK MARLIN INVESTMENT, LLC


                                         By: /s/ MARC LISKER
                                             -----------------------------------
                                                    Marc Lisker, General Counsel